                                      10.72

                 FIRST AMENDMENT TO LEASE BETWEEN REGISTRANT AND
                 CLUB AT 60TH STREET, INC. DATED MARCH 1, 2002

                            FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE is made and entered into March 1, 2002 by and among THE SPORTS CLUB COMPANY, INC. ("Landlord") and CLUB AT 60TH, INC., a New York corporation ("Tenant"), with reference to the following recitals:

RECITALS:

     A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 28, 2001 ("Lease"), wherein Tenant leased from Landlord premises commonly known as the basement floor space of the building designated as 333 East 60th Street, New York, New York, and more particularly described in the Lease;

     B. WHEREAS, Tenant has been requested to delay the commencement date and has agreed to do so to allow Landlord to settle litigation with "Scores";

     C. WHEREAS, to compensate Tenant for the aforementioned delay, Landlord and Tenant desire to amend the Lease as more particularly set forth below.

        NOW, THEREFORE, in consideration of the mutual covenants made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. DEFINITIONS. All terms defined in the Lease shall have the same meaning when used in this Amendment, unless otherwise specified.

     2. REFERENCES TO LEASE. Unless the context requires otherwise, all references to the "Lease" in the Lease shall hereafter be deemed to mean the Lease as amended by this Amendment.

     3. OPTION TO RENEW. All references in paragraphs 1.9 and 3.3 to two consecutive five (5) year options shall be deleted and replaced with three consecutive options, the first two options for five (5) years each and the third for seven (7) years. Such renewal options shall be on the same terms and conditions set forth in the Lease, save and except the right of further renewal and the annual rental rate.

     4. MINIMUM RENT DURING OPTION TERMS. The Minimum Rent during the third Option Terms shall be:


--------------------------------------------------------------------------------
               MONTHS OF TERM                          MINIMUM RENT PER MONTH
--------------------------------------------------------------------------------
         Month 241 through Month 300                          $183,012.50
--------------------------------------------------------------------------------
         Month 301 through Month 324                          $201,313.75
--------------------------------------------------------------------------------

     5. AUTHORIZATION. Each individual and entity executing this Amendment hereby represents and warrants that it has the capacity set forth on the signature pages hereof with the full power and authority to bind to the terms hereof the party on whose behalf it is executing this Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this Amendment as of the date first written above.

LANDLORD:                                       THE SPORTS CLUB COMPANY, INC.


                                           By:  /s/ Timothy O'Brien

                                                ---------------------------
                                           Its: Chief Financial Officer

TENANT:                                         CLUB at 60th, INC.


                                           By:  /s/ Sheldon Andrens

                                                ---------------------------
                                           Its: President